UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 26, 2008 (March 21, 2008)

Date of Report (Date of earliest event reported)

HC INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-52197	04-3570877
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10 Progress Drive, Suite 200

Shelton, CT 06484

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (203) 925-9600

Six Corporate Drive, Suite 420

Shelton, CT 06484

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 21, 2008, HC Innovations, Inc. (the “Company”) appointed four (4) new members to its Board of Directors, bringing the total number of Directors to five. The Company appointed Mr. James Bigl, who was appointed as the Chairman of the Board, Mr. Richard Rakowski, Mr. Orlo L. Dietrich and Mr. Jeffrey L. Zwicker, the Company’s former Chief Financial Officer and former Chief Operating Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

March 26, 2008		HC INNOVATIONS, INC.
	By:	/s/ David Chess, MD Name: David Chess, MD Title: Chief Executive Officer and President